                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
               SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ]  Preliminary proxy statement       [ ]  Confidential, for Use of the
                                            Commission Only (as permitted by
                                            Rule 14a-6(e)(2))

[X]  Definitive proxy statement

[ ]  Definitive additional materials

[ ]  Soliciting material pursuant to 14a-11(c) or Rule 14a-12


                        DYNA GROUP INTERNATIONAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------

     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

          ---------------------------------------------------------------------

     (2)  Form, schedule or registration statement no.:

          ---------------------------------------------------------------------

     (3)  Filing party:

          ---------------------------------------------------------------------

     (4)  Date filed:

          ---------------------------------------------------------------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD JULY 10, 1997




TO THE STOCKHOLDERS OF DYNA GROUP INTERNATIONAL, INC.

The Annual Meeting of Stockholders of DYNA GROUP INTERNATIONAL, INC. will be held Thursday, July 10, 1997 at the Company's Office at 1661 South Seguin (FM
725), New Braunfels, Texas at 10:00 a.m. C.D.S.T. for the following purpose:

     (1) to elect three directors until the next Annual Meeting of Stockholders and until their successor shall have been elected and qualified.

Only stockholders of record at the close of business on May 30, 1997 will be entitled to notice of, and vote at, the meeting.

                                     By Order of the Board of Directors





Broadview, Illinois                  /S/ JEFFREY L. SMITH
                                     ---------------------------------------
June 6, 1997                         Secretary

                        DYNA GROUP INTERNATIONAL, INC.
                             1801 W. 16th Street
                             Broadview, IL. 60153
                   (Address of Principal Executive Office)


              PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                           To be Held July 10, 1997


                                   GENERAL


SOLICITATION OF PROXIES

This Proxy Statement is furnished to the stockholders of Dyna Group International, Inc., a Nevada Corporation ("the "Company), in connection with the solicitation by and on behalf of the Board of Directors of proxies to be voted at an Annual Meeting of Stockholders of the Company. In addition to solicitation of proxies by use of mails, proxies may be solicited by the officers and employees of the Company, without remuneration, by telephone, telegraph, cable or personal interview. The Company will bear all costs of solicitation. The Company will also request brokerage houses, nominees, custodians and fiduciaries to forward proxy material to the beneficial owners of shares held of record by them and reimburse their expenses.

The approximate date on which this Proxy Statement and accompanying Proxy will first be sent or given to stockholders is June 6, 1997.


TIME AND PLACE OF MEETING

The Annual Meeting of Stockholders will be held at the Company's Office at 1661 South Seguin (FM 725), New Braunfels, Texas at 10:00 a.m., Central Daylight Savings Time on July 10, l997. A copy of the notice of meeting accompanies this Proxy Statement.


SECURITIES ENTITLED TO VOTE AND RECORD DATE

The Board of Directors has fixed the close of business on May 30, l997 as the date for determining stockholders entitled to receive notice of and to vote at, the Annual Meeting. On that date the Company had 7,527,925 shares of Common Stock outstanding, which are the only securities of the Company entitled to vote at the stockholders meeting. Stockholders on that date will be entitled to notice and will be entitled to one vote for each share held of record on such record date.


REVOCABILITY OF PROXY

Stockholders who execute proxies may revoke them by giving written notice to the Secretary of the Company at any time before such proxies are voted. Attendance at the meeting shall not have the effect of revoking a proxy unless the stockholder so attending shall, in writing, so notify the Secretary of the meeting at any time prior to the voting of the proxy.

All proxies received pursuant to this solicitation will be voted except as to matters where authority to vote is specifically withheld and, where a choice is specific as to the proposal, they will be voted in accordance with such specification. If no instructions are given, the persons named in the proxy solicited by the Board of Directors of the Company intend to vote for the nominees for election as directors of the Company listed below.



                            ELECTION OF DIRECTORS

Three directors are to be elected at the meeting for terms of one year each (subject to the Company's By-Laws). Each director shall hold office until the next Annual Meeting of Stockholders and until his respective successor shall be elected and qualified. The Company proposes that the stockholders elect Mr. Roger R. Tuttle, Mr. Scott E. Schwind and Mr. Jeffrey L. Smith to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified. Officers and Directors holding 45.27% of the Company's Common Stock will vote for the nominees as presented.

Directors of the Company will be elected by a plurality vote of the outstanding shares of Common Stock present and entitled to vote at the meeting. Directors currently are not paid any fees for attendance at meetings of The Board of Directors.

The nominees have indicated that they are willing and able to serve as directors if elected. If the nominees should become unable or unwilling to serve, it is the intention of the persons designated as proxies to vote instead, at their discretion, for such other person(s) as may be designated as nominee(s) by the Management of the Company.

The following is information with respect to the nominees and their security holdings as furnished by them to the Company.


Name,                Age  Served as        Common Stock    Percent of
Principal            ---  Director Since   Beneficially    Common Stock
Occupation and            --------------   Owned as of     Beneficially
Business Experience                        May 30, l997       Owned
-------------------                        ------------    ------------

Roger R. Tuttle       49      1986         3,327,000 (a)      44.20%
 Chief Executive
 Officer and Chairman
 of the Board (1)

Scott E. Schwind      39      N/A               -0-            -0-
 Controller and
 Director (2)

Jeffrey L. Smith      41      1992            81,000           1.08%
 Secretary and
 Director (3)

All officers and
directors as a group
3 persons                                  3,408,000          45.27%

(a) Includes 13,000 shares each, that Mr. Tuttle gifted to his two minor children in December 1996; he retains guardianship and voting rights.

All Directors of the Company serve in such capacity until the next Annual Meeting of the Company's stockholders following their election and until their successors have been elected and qualify.


(1) ROGER R. TUTTLE has served as Chairman of the Board of Directors and Chief Executive Officer of the Company since August 1986. Mr. Tuttle served as President of Great American Products from 1974 to September 1989, and resumed that position in December, 1991.

(2) SCOTT E. SCHWIND has recently been appointed Controller of Great American Products. Prior to that, Mr. Schwind spent 17 years with Owens Corning in various financial positions. He has a Bachelors of Science Degree in Accounting from Bowling Green State University (1980) and a Masters Degree in Business Administration from the Univesity of Toledo (1990).

(3) JEFFREY L. SMITH has been employed with Great American Products since 1985. Mr. Smith has served as Vice President and General Manager of the Company since October 1991. He has an Associates Degree from the University of Arkansas (1978).


                    PRINCIPAL HOLDERS OF VOTING SECURITIES

The following table provides information as of May 20, l997 for each person who beneficially owned more than five (5%) percent of the Company's Common Stock.


Name and Address of              Shares of Common Stock        Percent of
Beneficial Owners                Beneficially Owned            Common Stock
-----------------                ----------------------        ------------
Roger R. Tuttle                       3,327,000                   44.20%
1661 South Seguin (FM 725)
New Braunfels, Tx 78130


                   THE BOARD OF DIRECTORS AND ITS COMMITTEE

The Board of Directors held three meetings in 1996 and all directors attended all of such meetings. The Board of Directors does not have an audit or nominating committee. However, the Board does have a Compensation Committee comprised of Mr. Tuttle and Mr. Smith. The Committee's duties are to review executive compensation and make recommendations to the Board concerning compensation level of officers. The Compensation Committee held one meeting in 1996.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table summarizes information concerning the compensation of the Chief Executive Officer. No other officers are included in this table as their respective aggregate compensations did not exceed $100,000.00.


                                                      Long-Term
Name and                        Annual              Compensation    All Other
Principal                    Compensation              Stock         Compen-
Position          Year    Salary     Bonus  Other     Options         sation
Roger R. Tuttle   1996   $141,000   -0-    $3,850     $   -0-          N/A
Chief Executive   1995   $136,100   -0-    $3,750     $   -0-          N/A
Officer


The Company does not presently have any stock option plans, or stock bonus plans.



COMPENSATION PURSUANT TO PLAN

The Company has a 401K Plan for eligible employees. Employees of the Company who have completed one-half year of service are eligible to participate in the Plan under which the Company contributes amounts determined from time to time at the discretion of the Board of Directors. Company contributions vest in specified percentages per year commencing after 2 years and become fully vested after 6 years of employment with the Company. The annual contributions and forfeitures allotted to any participant may not exceed the lesser of $30,000 or 25% of the participant's total compensation. Benefits are payable upon death or upon the later of termination of employment with the Company or age 65.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company has a note payable to Mr. Tuttle which is summarized as follows:

     Unsecured promissory note, due December
       14, 1997, interest payable at
       prime plus 1/2% (8.75% at December 31, 1996)      $350,000   (1)

(1) In December 1994, the Company borrowed $560,000 from a bank to repay the long-term debt due to Mr. Tuttle. Concurrently
     Mr. Tuttle loaned the Company $500,000 as evidenced by a promissory note due December 14, 1995 with interest at prime plus 1/2%. The proceeds from this loan were used to reduce current indebtedness to the bank. At December 31, 1996 Mr. Tuttle extended the due date on this note to December 14, 1997.

                                MISCELLANEOUS

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Officers and directors, and persons who own more than ten-percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the NASD. Officers, directors and greater than ten-percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

To the Company's knowledge, based solely on a review of such reports furnished to the Company, or written representations from the Company's officers, directors and greater than ten-percent beneficial owners, during 1996 all section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with.

AUDITORS

The Board of Directors selected BDO Seidman, LLP to serve as its Independent Auditors for the year ended December 31, l996.

A copy of the Company's Annual Report for the year ended December 31, l996 is included with this Proxy Statement.

STOCKHOLDER PROPOSALS FOR NEXT YEAR

Any stockholder desiring to submit any proposal for consideration at the Company's Annual Meeting of Stockholders for the fiscal year ending
December 31, 1997 must deliver such proposal to the Company's New Braunfels, Texas office no later than January 31, l998.

OTHER BUSINESS

The Board of Directors knows of no business that will come before the meeting for action except as described in the accompanying Notice of Meeting. However, as to any such business, the person(s) designated as proxies will have discretionary authority to act in their best judgment.

FORM 10-K

A copy of the Company's Annual Report on Form 10-K is available without charge by writing to:

                                       Kevin P. McCue
                                       Dyna Group International, Inc.
                                       1801 W. 16th Street
                                       Broadview, Illinois 60153

                                       By Order of the Board of Directors


Broadview, Illinois                    /s/JEFFREY L. SMITH
June 6, 1997                           -----------------------------
                                       Jeffrey L. Smith, Secretary

                        DYNA GROUP INTERNATIONAL, INC.

             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
            FOR ANNUAL MEETING JULY 10, 1997, NEW BRAUNFELS, TEXAS

The undersigned hereby appoints Roger R. Tuttle, Scott E. Schwind and
Jeffrey L. Smith, and each or any of them, proxies for the undersigned, with full power of substitution, to represent and vote the shares of the undersigned at the Annual Meeting of stockholders of Dyna Group International, Inc., to be held at the Company's Office, in New Braunfels, Texas on July 10, l997, or any adjournments thereof, on the following matters:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL (1)

(1)  Election of Directors (Roger R. Tuttle, Scott E. Schwind and
Jeffrey L. Smith)

     Mark One: [ ] FOR all nominees listed above.
               [ ] FOR all nominees listed above except______
               [ ] WITHHOLD AUTHORITY to vote for all nominees listed above.

(2) In their discretion on such business as may properly come before the meeting.

          IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE
                       NOMINEES LISTED IN PROPOSAL (1).
                         (Please Sign on Other Side)

                    Date _________________________________

                    Please Sign __________________________

                    ______________________________________


                    Number of Shares ___________

PLEASE DATE AND SIGN EXACTLY AS ON YOUR STOCK CERTIFICATE(S). JOINT ACCOUNTS MUST BE SIGNED WITH ALL NAMES. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC. SHOULD SO INDICATE.



                                 (Proxy Card)